American Century World Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT
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GLOBAL GROWTH FUND * INTERNATIONAL DISCOVERY FUND * EMERGING MARKETS FUND
LIFE SCIENCES FUND * TECHNOLOGY FUND

Supplement dated September 22, 2003 * Prospectus dated April 1, 2003
                                      (Advisor Class and C Class)

The following replaces the first two paragraphs and chart under the heading Fees and Expenses on page 10 of the Advisor/C Class prospectus.

    There are no sales loads, fees or other charges

    * to buy fund shares directly from American Century
    * to reinvest dividends in additional shares

    The following tables describe the fees and expenses you may pay if you buy and hold shares of the funds.

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     Redemption Fee
                                                     (as a percentage of amount redeemed/exchanged)
    -----------------------------------------------------------------------------------------------
    Advisor Class
    (International Discovery and Emerging Markets)
      Shares held less than 180 days                   2.0%
    -----------------------------------------------------------------------------------------------
      Shares held 180 days or more                     None
    -----------------------------------------------------------------------------------------------
    C Class (All funds)
      Maximum Deferred Sales Charge                    1.00%(1)
      (load) (as a percentage of net asset value)
    -----------------------------------------------------------------------------------------------

    (1) The deferred sales charge is contingent on the length of time you have owned your shares. The charge is 1.00% during the first year after purchase and is eliminated thereafter.

The following paragraph is added before the last paragraph under the heading
Investing through Financial Intermediaries on page 24 of the Advisor/C Class prospectus.

    The advisor or the fund's distributor may make payments for various services or other expenses out of their past profits or other available sources. Such expenses may include distribution services, shareholder services or marketing, promotional or related expenses. The amount of these payments is determined by the advisor or the distributor and is not paid by you.

The following replaces the first paragraph under the heading Redemptions on page
25 of the Advisor/C Class prospectus.

    If you sell your C Class shares within 12 months of their purchase, you will pay a sales charge. If you sell your Advisor Class shares of International
    Discovery or Emerging Markets within 180 days of their purchase, you will pay a redemption fee of 2.0% of the value of the shares sold. The redemption fee does not apply to shares purchased through reinvested distributions
    (dividends and capital gains). The redemption fee is retained by the fund and helps cover transaction and tax costs that long-term investors may bear when the fund realizes capital gains as a result of selling securities to meet investor redemptions.

The following replaces the information under the heading Redemption of Shares in
Low-Balance Accounts on page 26 of the Advisor/C Class prospectus.

    If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that
    Advisor Class shares of International Discovery and Emerging Markets redeemed in this manner may be subject to a 2% redemption fee if held less than 180 days. You also may incur tax liability as a result of this redemption. In addition, C Class shares redeemed in this manner may be subject to a sales charge if held less than 12 months.

SH-SPL-35922   0309